SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: July 15, 1997
                        (Date of earliest event reported)




                                 NSC CORPORATION
             (Exact name of registrant as specified in its Charter)


        DELAWARE                      018597                   31-1295113
(State or other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            file number)          Identification Number)


       49 DANTON DRIVE, METHUEN, MA                               01844
 (Address of Principal Executive Offices)                      (ZIP code)


                                 (508) 557-7300
               Registrant's telephone number, including area code


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

NSC Corporation today announced that J. Drennan Lowell has submitted his resignation as the Company's Vice President and Chief Financial Officer, effective August 7, 1997. Mr. Lowell is leaving the Company to pursue personal interests.

Victor J. Barnhart, Chairman and Chief Executive Officer of NSC Corporation, commented, "Mr. Lowell's financial acumen was of great value to the Company, and we thank him for his many contributions over the years. The Company will begin a search to name a replacement, and anticipates completing this process before the end of the year".

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NSC CORPORATION


Date:  July 15, 1997                   By______/s/ Efstathios A. Kouninis______
                                       Efstathios A. Kouninis
                                       Corporate Controller

                                       Signing on behalf of the registrant
                                       and as principle accounting officer.